UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the twelve months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economic expansion accelerated during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand, although it decelerated on several occasions. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). It peaked in November 2013, with a PMI of 57.0. This represented the PMI’s highest reading since

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, after the reporting period ended, the ECB made a number of additional moves in an attempt to

IV	Western Asset Global High Income Fund Inc.

support the region’s economy and ward off deflation. First, the ECB reduced rates to a new low of 0.15%. Second, it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, may help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Ryan K. Brist and Christopher F. Kilpatrick. Mr. Chia-Liang (CL) Lian will join the Fund’s portfolio management team on July 31, 2014. He has been employed by Western Asset as an investment professional since 2011, and also serves as Co-Head of the Emerging Markets Debt Team alongside Mr. Gardner. Prior to joining Western Asset, Mr. Lian spent approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. It is anticipated that Mr. Gardner will step down as a member of the Fund’s portfolio management team on or about April 30, 2015, and that Mr. Lian will become Head of the Emerging Markets Debt Team at that time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility but generally outperformed equal-durationi Treasuries over the twelve months ended May 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”),ii the U.S government’s sixteen-day partial shutdown in October 2013 and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the twelve months ended May 31, 2014. Two-year Treasury yields rose from 0.30% at the beginning of the period to 0.37% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.27% in mid-June 2013. Ten-year Treasury yields were 2.16% at the beginning of the period and reached a low of 2.08% on

Western Asset Global High Income Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

June 6, 2013. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.48%.

The Barclays U.S. Aggregate Indexiii returned 2.71% for the twelve months ended May 31, 2014. Investment grade corporate bonds posted positive results, with the Barclay U.S. Credit Indexiv returning 4.29%. Comparatively, riskier fixed-income securities produced solid returns. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v gained 7.88%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 10.25% and 7.25%, respectively. In contrast, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 4.84% for the twelve months ended May 31, 2014. At the same time, corporations domiciled in emerging market countries, as measured by the Barclays Emerging Market U.S. Dollar Corporate Index,vii returned 4.25%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We slightly increased the Fund’s allocation to investment grade corporate bonds and high-yield corporate bonds, while reducing its exposure to emerging market debt. We felt the positive fundamental backdrop for corporate credit and relatively conservative balance sheet management, along with the shorter duration characteristics of high-yield corporate bonds, would be beneficial to the portfolio. These adjustments were positive for the Fund’s performance and it helped us generate additional income for shareholders. We also actively participated in the high-yield and investment grade bond, and emerging market new issue markets and purchased securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curveviii positioning and duration. Overall the Fund benefited from running a longer duration versus a traditional Western Asset high-yield corporate bond fund, but we did opportunistically use futures to reduce the duration of the Fund. All told, our Treasury future trades were a slight detractor from the Fund’s performance during the reporting period. High-yield index swaps and options on high-yield index swaps were used to manage our high-yield exposure. Overall, they were a small negative for performance. These “market hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, foreign currency forwards were employed to hedge the Fund’s currency exposure. The loss from our currency hedges were largely offset by the increase in the value of our non-U.S. dollar currencies when translated back to U.S. dollars.

The use of leverage was tactically managed during the reporting period. We added leverage during the beginning of the reporting period in the summer of 2013, when we saw an opportunity to add exposure and income to the portfolio at attractive levels. This opportunity developed as investors were reducing fixed income exposure in general in anticipation of the Fed tapering its asset purchase program at its meeting in September 2013. Treasury yields moved significantly higher during the second quarter of 2013, with the yield on the 10 year Treasury, for example, moving from 1.87% to 2.52%. In addition, most spread sectors

2	Western Asset Global High Income Fund Inc. 2014 Annual Report

posted negative total returns during the beginning of the reporting period. In May 2014, as spread products continued to post solid positive total returns and yields continued to move lower, we reduced the Fund’s borrowings. We ended the reporting period with leverage at roughly 22.6% of the gross assets of the Fund. Overall, the use of leverage, as well as the tactical management of leverage, were positives for performance during the twelve months ended May 31, 2014.

Performance review

For the twelve months ended May 31, 2014, Western Asset Global High Income Fund Inc. returned 8.12% based on its net asset value (“NAV”)ix and 6.59% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 2.71%, 7.88% and 4.84%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned 11.39% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2014
Price Per Share	12-Month Total Return**
$13.59 (NAV)	8.12	%†
$12.91 (Market Price)	6.59	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The portfolio’s exposure to high-yield corporate bonds was the largest contributor to performance during the reporting period. Examples of holdings that contributed to performance were Sprint Nextel Corp. and Royal Bank of Scotland PLC. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and the company accessed the capital markets improving their balance sheet during the period. In addition, both Moody’s and Standard & Poor’s upgraded Sprint Capital Corp. and Sprint Communications, Inc. bonds in July 2013 after Japan’s wireless operator SoftBank acquired the company. Our Royal Bank of Scotland PLC exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Within the high-yield bond market,

*	For the tax character of distributions paid during the fiscal year ended May 31, 2014, please refer to pages 55 and 56 of this report.

Western Asset Global High Income Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

exposures to the Energy and Transportation sectors contributed to returns.

The Fund’s allocation to the investment grade corporate bond market was also beneficial to absolute results. In particular, our exposure to Barclays Bank PLC aided the Fund’s performance as its fundamentals improved during the fiscal year. An allocation to Verizon Communications was also rewarded as the company posted solid fundamental results. In addition, the company’s $49 billion new bond offering in September 2013 — the largest corporate debt offering ever — was well received by investors. From a sector positioning perspective, an overweight to Financials was a small contributor to performance during the fiscal year.

The Fund’s emerging market debt exposure also contributed to performance. In particular, the Fund’s position in Mexican industrials company Cemex was additive for results. It benefited from an end of the Mexican government’s 75 year old oil and gas monopoly. This is expected to generate billions of dollars of private investment for the country’s oil and gas industry. The Fund’s exposure to local rates in Mexico was beneficial as well. We feel that a combination of political and economic reforms and a low degree of country risk makes Mexico an attractive opportunity. In addition, Standard & Poor’s upgraded Mexico from BBB to BBB+ in December 2013.

Q. What were the leading detractors from performance?

A. While the Fund’s exposure to the high-yield bond market was beneficial for results overall, its allocations to New World Resources and Mirabela Nickel Ltd. detracted from its absolute performance. New World Resource primarily operates coal mines in the Czech Republic and is one of Central Europe’s leading hard coal and coke producers. It performed poorly due to weak coal prices and concerns about moderating global growth. Mirabela Nickel Ltd. is a nickel producer operating one of the world’s largest open pit nickel mines, located in Brazil. In addition to an environment of low nickel prices, one of Mirabela Nickel’s key customers unexpectedly terminated its contract, leading to a liquidity shortfall at the company. The company defaulted in late November 2013. Mirabela Nickel has subsequently been working with lenders on a restructuring plan and expects to complete the plan during the summer of 2014. From the time of the November 2013 default to the end of the reporting period, nickel prices have rallied sharply.

While the Fund’s overall emerging market debt exposure added to results on an absolute basis, within the asset class our allocation to Turkish and Venezuelan sovereign debt detracted from performance. Turkey performed poorly as investor sentiment weakened amid reports of government corruption, slowing growth and high inflation. Our Venezuelan holdings were negatively impacted by concerns regarding the impact from the Fed’s tapering of its asset purchase program. Performance suffered as we sold down our Venezuelan position in January 2014 when the market value of the position had declined markedly from the Fund’s original purchase cost.

Finally, there were no meaningful detractors in the investment grade corporate bond market on the Fund’s absolute performance during the reporting period.

4	Western Asset Global High Income Fund Inc. 2014 Annual Report

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: Sovereign Bonds (19.4%), Financials (17.2%), Consumer Discretionary (16.6%), Energy (15.7%) and Telecommunication Services (14.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Income Fund Inc. 2014 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays Emerging Market U.S. Dollar Corporate Index is a subset of the Barclays U.S. Emerging Markets Index, which includes fixed- and floating-rate U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

6	Western Asset Global High Income Fund Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and May 31, 2013 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2014 Annual Report	7

Spread duration (unaudited)

Economic Exposure — May 31, 2014

Total Spread Duration
EHI	— 4.06 years
Benchmark	— 4.91 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

8	Western Asset Global High Income Fund Inc. 2014 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2014

Total Effective Duration
EHI	— 3.59 years
Benchmark	— 5.61 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2014 Annual Report	9

Schedule of investments

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 102.1%
Consumer Discretionary — 16.1%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	$315,687	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,575,290	(a)
Total Auto Components					1,890,977
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		790,050	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		320,450	(a)
Total Automobiles					1,110,500
Diversified Consumer Services — 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	177,887	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	459,781
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		216,228	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		523,200	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		526,250	(a)
Total Diversified Consumer Services					1,903,346
Hotels, Restaurants & Leisure — 4.2%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	350,000		351,313	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	370,000		393,125	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	207,515		207,826	(a)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	812,010		804,726	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		437,675	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	230,000		212,175	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		681,450	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	3,070,000		2,463,675
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	260,000		272,350	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		885,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,010,500	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	400,000		408,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		496,713	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		757,750	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,993,102
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	430,000		442,900	(a)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		$932,800	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		451,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,144,322	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	270,000		292,950
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	890,000		924,488	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	140,000		152,950	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,178,337
Total Hotels, Restaurants & Leisure					17,896,127
Household Durables — 0.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,093,950	(a)(b)(d)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	690,000		743,475
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		931,675	(b)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	940,000		965,850	(a)(b)
Total Household Durables					3,734,950
Media — 6.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,300,000		1,369,875	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		318,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,359,075	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		285,350
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	580,000		556,800	(a)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	148,583	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	227,987	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		267,188
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		75,250
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,740,000	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,097,100	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		215,413
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	200,000		208,000	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	510,000		530,400	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		24,655
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		531,250	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		371,662	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,206,401	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	545,272		632,516	(a)(d)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,210,000		$1,256,887	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,324,956	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	200,000	EUR	327,156	(a)(d)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,190,273	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		448,737
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	353,487	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	180,000	EUR	260,089	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,626,649	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		782,775	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		900,900	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	300,000		331,875	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		89,100	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	750,000	EUR	1,091,914	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,600,600	(a)(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	840,000		844,200	(a)
Total Media					27,595,378
Multiline Retail — 0.0%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		184,500	(b)
Specialty Retail — 2.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	490,833	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		745,500	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	210,000	EUR	268,728	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,518,846	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,380,189	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		2,022,821	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,830,000		1,669,875	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		468,700	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		153,750	(a)(d)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,130,000		1,159,674	(a)(d)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,290,000		1,370,638	(a)
Total Specialty Retail					12,249,554
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	570,000		588,525	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		672,750	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,261,275
Total Consumer Discretionary					67,826,607

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 3.3%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	420,000		$451,500	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	630,000		702,450	(a)
Total Beverages					1,153,950
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	850,000		874,438	(a)
Food Products — 2.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000		311,264	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,625,493	(a)
BRF SA, Senior Notes	4.750%	5/22/24	951,000		942,679	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,240,000		1,360,900	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	820,000		831,275	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	780,000		789,750	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	480,000		501,600	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	550,000		554,125	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000		466,400	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	500,000		581,250	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	420,000		456,120	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,300,000		1,410,500	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	296,000		310,060	(a)
Total Food Products					10,141,416
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000		384,125
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		526,800	(a)(b)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	660,000		676,500
Total Consumer Staples					13,757,229
Energy — 15.7%
Energy Equipment & Services — 1.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		447,300	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		546,350	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	640,000		688,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	530,000		536,625	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	570,000		575,700	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	500,000	$553,750	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	660,000	686,400	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	612,750	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	885,300
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	765,587	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	442,750	(a)
Total Energy Equipment & Services				6,740,512
Oil, Gas & Consumable Fuels — 14.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	63,147
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	342,470	(b)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	620,000	463,450
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000	335,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	499,338
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	460,000	468,050	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	553,150
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	682,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	980,700	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	823,988	(b)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	174,492	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	687,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	863,075	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	588,855	568,999	(a)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	327,112	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	870,626	968,571	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,100,547	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	253,956
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	269,100
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	861,750	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,379,700	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	98,695
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	636,627	(b)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	510,000	527,850
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	451,500	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	1,076,700	(a)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	490,000	$539,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,187,700
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,180,972	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	858,550
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	291,450	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,669,215	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	547,460	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,240,000	1,376,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	155,155
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	720,000	(f)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	536,550	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	600,000	630,000	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	780,000	780,000
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	480,000	481,248	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	908,062	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	867,750	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	891,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	397,280	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	294,320	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,979,725	(g)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	427,733	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,717,200	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000	2,043,525	(g)
Petroleos Mexicanos, Notes	6.375%	1/23/45	644,000	743,015	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,088,825
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000	1,264,225
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,103,812	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,485,000	1,692,948	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	554,913	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,084,200	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	536,900	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,980,000	2,079,792	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,080,000	1,120,500
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	480,070	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	407,000	489,926	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		$1,017,480	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000		326,250	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,146,350	(a)(b)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,840,000		1,932,000	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	740,000		795,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	250,000		267,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		550,800	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	790,000		746,550	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		311,550	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000		403,300
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000		533,400	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	440,000		478,500	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		620,910	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	100,000		67,250	(a)
Total Oil, Gas & Consumable Fuels					59,374,128
Total Energy					66,114,640
Financials — 15.2%
Banks — 8.2%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		557,852	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,839,979	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,831,031	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,756,250
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,564,488	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		1,026,600	(a)(b)(h)(i)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	3,410,000		3,820,349	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,663,796	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,349,550	(h)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,880,000		1,903,107	(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		535,900	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,172,408	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		391,341
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	1,427,183	(a)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		635,134	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,170,000		1,232,887	(b)(h)(i)
Total Banks					34,707,855

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — 1.5%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		$379,884	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,752,617	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,009,202	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		462,083	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		550,928	(b)
Total Capital Markets					6,154,714
Consumer Finance — 1.7%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,453,589
American Express Co., Notes	7.000%	3/19/18	260,000		310,784	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,306,020	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,162,971	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		695,831
SLM Corp., Senior Notes	6.125%	3/25/24	400,000		403,000
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		357,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		320,250	(a)
Total Consumer Finance					7,009,445
Diversified Financial Services — 1.6%
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		747,600	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		537,813
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,896,412	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,070,787	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(b)(h)
Total Diversified Financial Services					6,795,112
Insurance — 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,002,896	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		495,650	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		580,650	(a)
Total Insurance					6,079,196
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,658,659	(a)(b)
Real Estate Management & Development — 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		415,644	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,198,800	(a)
Total Real Estate Management & Development					1,614,444
Total Financials					64,019,425

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 4.1%
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	750,000		$793,125
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		563,750	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,280,000		1,283,200
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	955,295	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	597,060	(a)
Total Health Care Equipment & Supplies					4,192,430
Health Care Providers & Services — 2.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		807,350	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,078,000	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,345,149	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		790,225
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,463,950	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		119,350	(a)(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,393,724	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000		459,563
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	212,454	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		866,400
Total Health Care Providers & Services					9,536,165
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,191,607	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	750,000		771,562	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	420,000		451,500	(a)
Total Pharmaceuticals					3,414,669
Total Health Care					17,143,264
Industrials — 13.6%
Aerospace & Defense — 1.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,090,000		1,122,700	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		617,375	(b)
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	1,291,000		1,323,275	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		458,850
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,633,390
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,290,000		1,301,287	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		483,874
Total Aerospace & Defense					6,940,751

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		$323,423	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	327,225		355,040	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	48,707		49,194
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	342,890		399,056	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		278,525	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,669,155	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		154,728	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		287,550
Total Airlines					3,516,671
Building Products — 0.8%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	700,000		707,000	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		565,600	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		582,175	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		387,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	951,376	(a)
Total Building Products					3,193,151
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		211,250	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		527,850	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,733,400
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		483,750	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		1,969,065	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		340,672	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		710,500	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,079,535	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		299,700
Total Commercial Services & Supplies					7,355,722
Construction & Engineering — 1.9%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	540,000	EUR	799,980	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		581,175	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,477,000		1,451,712	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	830,000		842,450	(a)(d)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — continued
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		$1,035,475	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	800,000		834,000	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	480,000		500,400	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,660,000		1,612,275	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000		213,844	(a)
Total Construction & Engineering					7,871,311
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		613,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		524,300	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	143,472	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	148,507	(a)
Total Electrical Equipment					1,429,479
Industrial Conglomerates — 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000		208,000	(a)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		220,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		586,710
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		410,268	(a)(b)
Total Industrial Conglomerates					1,424,978
Machinery — 1.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		346,000	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,598,025	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	280,000		293,300	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		780,300
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,428,029	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	586,632	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	524,881	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		536,400	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	320,000		340,000	(a)(d)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	260,000		276,250	(a)
Total Machinery					7,709,817
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	980,009		891,808	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	505,000		508,788
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	790,000		831,475	(a)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — continued
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		$621,300
Total Marine					2,853,371
Professional Services — 0.1%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	620,000		627,750	(a)
Road & Rail — 1.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000		733,650	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,000,000		1,047,500	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	490,000		511,438	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,742,106	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	304,868	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,460,000		1,600,525	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	440,000		452,100	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	981,000		1,057,027	(b)
Total Road & Rail					7,449,214
Trading Companies & Distributors — 0.4%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	450,000		462,375	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,082,900	(b)
Total Trading Companies & Distributors					1,545,275
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	710,000		738,400	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		986,213	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,119,975	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	910,000		928,200	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		727,750	(a)
Total Transportation					4,500,538
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	450,000		477,560	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		427,000	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		234,575	(a)
Total Transportation Infrastructure					1,139,135
Total Industrials					57,557,163
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	518,849	(a)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	60,000		62,100	(a)(d)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — continued
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		$694,725
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		591,975
Total Internet Software & Services					1,348,800
IT Services — 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	730,000		730,000	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	840,000		1,012,200
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,097,775	(a)(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	590,000		657,850
Total IT Services					3,497,825
Software — 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		588,500	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		697,000	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,349,689	(a)
Total Software					2,635,189
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,734,770	(b)
Total Information Technology					10,735,433
Materials — 12.4%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		388,494	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	390,000		401,700	(a)(c)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,152,489	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	574,977	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	450,657	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		569,587	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		259,375	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	150,000		162,375
OCP SA, Senior Notes	5.625%	4/25/24	800,000		834,024	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	506,683	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	520,757	(a)
Total Chemicals					5,821,118
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		343,800	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		649,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		531,000	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,486,450	(a)
Total Construction Materials					3,010,250

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	$2,572,264	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	250,000		259,375	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,196,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	176,471		184,412	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	790,000		825,550	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	840,000		898,800	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		156,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,965,600
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,282,225
Total Containers & Packaging					9,341,076
Metals & Mining — 6.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	352,000		395,771
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		530,625
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		56,125
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	510,000		503,625	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		624,775	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,466,250	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		622,033	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		468,950	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		466,875	(a)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	700,000		721,875	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		238,625	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,009,466	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	810,000		755,325	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,222,200	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,588,125	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		434,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		421,200	(a)(e)(f)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	318,000		318,000	(a)(c)(d)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	760,000		197,600	(a)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	580,000		524,175
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	250,000	EUR	218,104	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	420,000		476,175	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		$1,303,125	(a)(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	490,000		551,250
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		581,175
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		638,175	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		498,788	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	793,779	(a)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		494,375	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		2,243,768	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,020,000		844,050	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		404,225
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		363,800	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	130,000		139,100	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		620,125
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	560,000		630,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,759,180	(g)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		885,029	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		186,400	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000		477,825	(a)
Total Metals & Mining					28,674,568
Paper & Forest Products — 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,800,000		1,802,250	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		237,031	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		252,067
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		313,950	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		202,040
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000		489,796	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		256,426	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		310,388	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	990,000		960,300	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		684,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		104,423
Total Paper & Forest Products					5,613,471
Total Materials					52,460,483

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 14.6%
Diversified Telecommunication Services — 10.8%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,233,000		$2,288,825	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000		666,193	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		384,342	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000		4,012,800	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	900,000		969,750	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	270,000		282,953	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		239,695	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,109,600	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,670,000		3,665,412	(a)(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		265,237	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		407,812
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,192,987	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		437,500	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,365,589	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		698,625	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		656,000
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	270,000		289,575
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		387,535	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,347,232	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,965,918	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	629,094	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000		8,955,185	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,248,841	EUR	4,616,875	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,370,000		4,664,975	(b)
Total Diversified Telecommunication Services					45,499,709
Wireless Telecommunication Services — 3.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		573,930	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		979,875	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,118,356	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,299,305	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,225,700	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,999,250	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,167,150	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,630,800	(a)(b)
Sprint Corp., Senior Notes	7.125%	6/15/24	2,680,000		2,894,400	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000	$817,288
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	460,000	439,300	(a)
Total Wireless Telecommunication Services				16,145,354
Total Telecommunication Services				61,645,063
Utilities — 4.6%
Electric Utilities — 1.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000	1,303,900	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000	420,375	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000	393,125	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	440,831	456,260	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,150,000	1,253,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	435,231	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	372,436	418,059	(f)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000	291,991	(a)
Total Electric Utilities				4,972,441
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000	310,400	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	190,500	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000	523,200	(a)
Total Gas Utilities				1,024,100
Independent Power and Renewable Electricity Producers — 3.1%
AES Gener SA, Notes	5.250%	8/15/21	450,000	479,251	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	144,000	157,680	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,567,000	2,894,293	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	838,358	(a)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	240,000	245,401
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000	2,343,775	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,520,000	1,616,900
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,430,000	1,526,525	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	900,000	960,750	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,592	122,396
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,780,377
Total Independent Power and Renewable Electricity Producers				12,965,706
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	494,050	(a)
Total Utilities				19,456,297
Total Corporate Bonds & Notes (Cost — $397,407,175)				430,715,604

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		$1	(a)(e)(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.910%	3/18/29	425,000		359,310	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.535%	6/19/29	200,000		172,546	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.652%	2/20/30	200,000		172,507	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.650%	2/20/32	350,000		322,942	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	475,000		431,219	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(e)(f)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(a)(e)(f)(j)
Total Asset-Backed Securities (Cost — $1,578,964)					1,458,525
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $364,866)	8.000%	1/31/20	2,546,000	MXN	346,556	(a)
Senior Loans — 1.5%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		720,650	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	725,000		807,469	(k)(l)
Total Hotels, Restaurants & Leisure					1,528,119
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		277,383	(k)(l)
Total Consumer Discretionary					1,805,502
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		301,217	(k)(l)
Health Care — 0.4%
Health Care Providers & Services — 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	570,000		574,275	(k)(l)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	610,000		606,950	(e)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	700,000		705,250	(k)(l)
Total Health Care					1,886,475
Industrials — 0.3%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000		1,212,313	(k)(l)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	27

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	$570,478	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		560,250	(k)(l)
Total Materials					1,130,728
Total Senior Loans (Cost — $6,160,088)					6,336,235
Sovereign Bonds — 19.4%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	470,000		452,857
Brazil — 1.5%
Federative Republic of Brazil, Notes	10.000%	1/1/17	14,975,000	BRL	6,446,202
Chile — 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		377,291	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,036,722	(a)(b)
Total Chile					1,414,013
Colombia — 1.3%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		796,144
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		560,925
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,277,040	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		396,825
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		612,540
Total Colombia					5,643,474
Costa Rica — 0.1%
Republic of Costa Rica, Notes	7.000%	4/4/44	510,000		539,325	(a)
Croatia — 0.4%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		890,375	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		416,250	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		471,375	(a)
Total Croatia					1,778,000
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		518,175	(a)
Hungary — 0.4%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,414,000		1,551,865
Indonesia — 1.7%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,568,138	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,590,000		3,540,637	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		190,369	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		195,925	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,847,250	(a)
Total Indonesia					7,342,319

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Lithuania — 0.4%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		$1,532,570	(a)
Mexico — 2.4%
United Mexican States, Bonds	8.000%	6/11/20	45,152,800	MXN	4,024,480
United Mexican States, Bonds	6.500%	6/9/22	23,677,900	MXN	1,948,500
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	902,241
United Mexican States, Bonds	8.500%	11/18/38	11,620,000	MXN	1,088,988
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		150,660	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,911,760	(g)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,215
Total Mexico					10,030,844
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,250
Peru — 1.3%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,382,449
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		66,688
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,575,130	(g)
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000		295,648
Total Peru					5,319,915
Poland — 1.0%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,160,000		1,381,850	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,009,762	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000		1,777,772	(b)
Total Poland					4,169,384
Russia — 2.6%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	340,000		340,578	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		1,034,000	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	5,126,882		5,962,564	(a)(g)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,600,000		3,762,000	(a)(g)
Total Russia					11,099,142
Sri Lanka — 0.2%
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	600,000		616,500	(a)
Turkey — 2.6%
Republic of Turkey, Notes	6.750%	5/30/40	602,000		707,862	(b)
Republic of Turkey, Notes	4.875%	4/16/43	500,000		474,450
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000		296,325
Republic of Turkey, Senior Bonds	5.750%	3/22/24	480,000		526,800
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,438,870	(b)
Republic of Turkey, Senior Notes	3.250%	3/23/23	6,000,000		5,563,500	(g)
Total Turkey					11,007,807

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	29

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	263,000	$248,877	(a)
Venezuela — 2.9%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	366,460
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	11,041,000	10,345,417	(a)(b)(g)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	196,800
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	1,278,360	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	160,000	133,600	(a)
Total Venezuela				12,320,637
Total Sovereign Bonds (Cost — $79,181,057)				82,033,156

			Shares
Common Stocks — 1.8%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Ford Motor Co.			30,712	504,906
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	* (c)(e)
Total Consumer Discretionary				597,324
Financials — 1.1%
Banks — 1.0%
Citigroup Inc.			75,394	3,586,493 (b)
JPMorgan Chase & Co.			12,923	718,131
Total Banks				4,304,624
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			7,179	266,915	*
Total Financials				4,571,539
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			8,500	408,000	*(c)(e)
Industrials — 0.5%
Marine — 0.5%
DeepOcean Group Holding AS			56,705	1,892,246 *(c)(e)
Horizon Lines Inc., Class A Shares			402,515	144,905 *
Total Industrials				2,037,151
Total Common Stocks (Cost — $7,969,589)				7,614,014

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $145,000)	6.000%		5,800	$134,734
Preferred Stocks — 0.9%
Financials — 0.9%
Capital Markets — 0.3%
State Street Corp.	5.900%		50,776	1,326,777	(h)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,441,586	(h)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	163,030	(h)
Total Preferred Stocks (Cost — $3,608,318)				3,931,393

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $82,925)		4/15/20	2,675	62,528
Total Investments — 126.2% (Cost — $496,497,982#)				532,632,745
Liabilities in Excess of Other Assets — (26.2)%				(110,617,791)
Total Net Assets — 100.0%				$422,014,954

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Illiquid security (unaudited).

(f)	The coupon payment on these securities is currently in default as of May 31, 2014.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	31

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global High Income Fund Inc.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $498,574,173.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country (unaudited)**
United States	48.6%
Mexico	5.9
United Kingdom	5.7
Brazil	4.6
Russia	3.8
Luxembourg	2.8
Germany	2.4
Venezuela	2.3
Colombia	2.1
Turkey	2.1
Indonesia	2.0
Italy	1.6
Australia	1.5
Spain	1.4
Peru	1.3
France	1.2
Chile	1.1
Netherlands	1.0
Poland	1.0
Ireland	0.9
South Africa	0.9
India	0.6
Switzerland	0.5
Norway	0.5
Singapore	0.4
Croatia	0.3
Malaysia	0.3
Belgium	0.3

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2014 Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country (unaudited)** continued
Hungary	0.3%
Argentina	0.3
Lithuania	0.3
United Arab Emirates	0.3
China	0.2
Trinidad and Tobago	0.2
Canada	0.2
Qatar	0.2
Morocco	0.2
Hong Kong	0.1
Bahamas	0.1
Sri Lanka	0.1
Sweden	0.1
Costa Rica	0.1
Gabon	0.1
Ukraine	0.1
Czech Republic	0.0	†
Panama	0.0	†
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	33

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $496,497,982)	$532,632,745
Foreign currency, at value (Cost — $3,380)	3,347
Cash	262,437
Interest and dividends receivable	9,574,527
Receivable for securities sold	2,894,211
Unrealized appreciation on forward foreign currency contracts	1,580,178
Deposits with brokers for open futures contracts	820,012
Deposits with brokers for centrally cleared swap contracts	746,308
Receivable from broker — variation margin on open futures contracts	59,008
Prepaid expenses	20,877
Other receivables	84,116
Total Assets	548,677,766

Liabilities:
Loan payable (Note 5)	90,000,000
Payable for open reverse repurchase agreements	32,439,749
Payable for securities purchased	3,348,597
Investment management fee payable	374,528
Interest payable	228,408
Unrealized depreciation on forward foreign currency contracts	114,970
Payable to broker — variation margin on centrally cleared swaps	18,981
Directors’ fees payable	4,369
Accrued expenses	133,210
Total Liabilities	126,662,812
Total Net Assets	$422,014,954

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	441,215,984
Undistributed net investment income	4,891,437
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(61,414,583)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	37,291,063
Total Net Assets	$422,014,954

Shares Outstanding	31,053,250

Net Asset Value	$13.59

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2014 Annual Report

Statement of operations

For the Year Ended May 31, 2014

Investment Income:
Interest	$38,680,314
Dividends	266,079
Less: Foreign taxes withheld	(17,719)
Total Investment Income	38,928,674

Expenses:
Investment management fee (Note 2)	4,606,576
Interest expense (Notes 3 and 5)	1,137,100
Excise tax (Note 1)	172,216
Transfer agent fees	75,111
Audit and tax	74,590
Directors’ fees	71,798
Shareholder reports	44,753
Legal fees	42,425
Stock exchange listing fees	29,397
Custody fees	29,276
Insurance	9,363
Miscellaneous expenses	11,374
Total Expenses	6,303,979
Less: Fee waivers and/or expense reimbursements (Note 2)	(270,975)
Net Expenses	6,033,004
Net Investment Income	32,895,670

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(837,400)
Futures contracts	(1,197,273)
Written options	39,600
Swap contracts	(1,191,435)
Foreign currency transactions	(4,149,091)
Net Realized Loss	(7,335,599)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,698,377
Futures contracts	(164,948)
Written options	35,351
Swap contracts	724,526
Foreign currencies	1,238,144
Change in Net Unrealized Appreciation (Depreciation)	6,531,450
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(804,149)
Increase in Net Assets from Operations	$32,091,521

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	35

Statements of changes in net assets

For the Years Ended May 31,	2014	2013

Operations:
Net investment income	$32,895,670	$34,286,079
Net realized gain (loss)	(7,335,599)	2,742,644
Change in net unrealized appreciation (depreciation)	6,531,450	26,772,867
Increase in Net Assets From Operations	32,091,521	63,801,590

Distributions to Shareholders From (Note 1):
Net investment income	(35,866,503)	(35,747,410)
Decrease in Net Assets From Distributions to Shareholders	(35,866,503)	(35,747,410)

Fund Share Transactions:
Reinvestment of distributions (0 and 197,110 shares issued, respectively)	—	2,642,319
Increase in Net Assets From Fund Share Transactions	—	2,642,319
Increase (Decrease) in Net Assets	(3,774,982)	30,696,499

Net Assets:
Beginning of year	425,789,936	395,093,437
End of year*	$422,014,954	$425,789,936
*Includesundistributed net investment income of:	$4,891,437	$12,113,011

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2014 Annual Report

Statement of cash flows

For the Year Ended May 31, 2014

Increase (Decrease) in Cash:
Cash Provided (used) by Operating Activities:
Net increase in net assets resulting from operations	$32,091,521
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(213,908,330)
Sales of portfolio securities	221,347,978
Payment-in-kind	(1,021,733)
Net amortization of premium (accretion of discount)	(708,615)
Increase in receivable for securities sold	(1,551,321)
Decrease in interest and dividends receivable	47,995
Increase in receivable to broker — variation margin on open futures contracts	(59,008)
Decrease in prepaid expenses	4,762
Increase in other receivables	(12,941)
Increase in deposits with brokers for open futures contracts	(820,012)
Decrease in deposits with brokers for OTC swap contracts	1,620,000
Increase in deposits with brokers for centrally cleared swap contracts	(746,308)
Decrease in upfront premiums received for OTC swap contracts	(35,133)
Decrease in payable for open OTC swap contracts	(96,194)
Decrease in payable for securities purchased	(3,919,120)
Increase in investment management fee payable	854
Increase in Directors’ fees payable	4,369
Increase in interest payable	137,935
Decrease in accrued expenses	(23,458)
Decrease in premiums received from written options	(74,700)
Increase in payable to broker — variation margin on open centrally cleared swap contracts	18,981
Net realized loss on investments	837,400
Change in unrealized appreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	(6,797,391)
Net Cash Provided by Operating Activities*	26,337,531

Cash Flows From Financing Activities:
Distributions paid on common stock	$(35,866,503)
Due to custodian	(361,934)
Decrease in loan payable	(10,000,000)
Increase in payable for reverse repurchase agreements	19,996,271
Net Cash Used in Financing Activities	(26,232,166)
Net Increase in Cash	105,365
Cash at Beginning of Year	160,419
Cash at End of Year	$265,784

*	Included in operating expenses is cash of $999,165 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2014 Annual Report	37

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of year	$13.71	$12.80	$13.62	$12.08	$10.23

Income (loss) from operations:
Net investment income	1.06	1.11	1.19	1.19	1.06
Net realized and unrealized gain (loss)	(0.02)	0.96	(0.85)	1.47	1.83
Total income from operations	1.04	2.07	0.34	2.66	2.89

Less distributions from:
Net investment income	(1.16)	(1.16)	(1.16)	(1.12)	(1.04)
Total distributions	(1.16)	(1.16)	(1.16)	(1.12)	(1.04)

Net asset value, end of year	$13.59	$13.71	$12.80	$13.62	$12.08

Market price, end of year	$12.91	$13.30	$12.85	$13.38	$10.73
Total return, based on NAV[2,3]	8.12%	16.51%	2.81%	22.75%	28.83%
Total return, based on Market Price[4]	6.59%	12.77%	5.32%	36.14%	33.89%

Net assets, end of year (000s)	$422,015	$425,790	$395,093	$417,573	$369,751

Ratios to average net assets:
Gross expenses	1.53%	1.53%	1.56%	1.59%	1.74%
Net expenses[5,6,7]	1.46	1.47	1.50	1.53	1.72
Net investment income	7.98	8.08	9.26	9.03	8.96

Portfolio turnover rate	40%	40%	33%	75%	85%[8]

Supplemental data:
Loans outstanding, end of year (000s)	$90,000	$100,000	$100,000	$100,000	$100,000
Asset coverage (000s)	$512,015	$525,790	$495,093	$517,572	$469,751
Asset coverage for loan outstanding	569%	526%	495%	518%	470%
Weighted average loan (000s)	$99,863	$100,000	$100,000	$100,000	$100,000
Weighted average interest rate on loans	0.96%	1.08%	1.10%	1.36%	1.36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Ratio includes commitment fees incurred on the line of credit, if any.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172% for the year ended May 31, 2010.

See Notes to Financial Statements.

38	Western Asset Global High Income Fund Inc. 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

Western Asset Global High Income Fund Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Global High Income Fund Inc. 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$66,814,055	$1,012,552	$67,826,607
Materials	—	52,142,483	318,000	52,460,483
Other corporate bonds & notes	—	310,428,514	—	310,428,514
Asset-backed securities	—	1,458,525	—	1,458,525
Convertible bonds & notes	—	346,556	—	346,556
Senior loans	—	6,336,235	—	6,336,235
Sovereign bonds	—	82,033,156	—	82,033,156
Common stocks:
Consumer discretionary	$504,906	—	92,418	597,324
Financials	4,571,539	—	—	4,571,539
Health care	—	—	408,000	408,000
Industrials	144,905	—	1,892,246	2,037,151
Convertible preferred stocks	134,734	—	—	134,734
Preferred stocks	3,931,393	—	—	3,931,393
Warrants	—	62,528	—	62,528
Total investments	$9,287,477	$519,622,052	$3,723,216	$532,632,745
Other financial instruments:
Forward foreign currency contracts	—	$1,580,178	—	$1,580,178
Total	$9,287,477	$521,202,230	$3,723,216	$534,212,923

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$164,948	—	—	$164,948
Forward foreign currency contracts	—	$114,970	—	114,970
Centrally cleared credit default swaps on credit indices — buy protection	—	148,843	—	148,843
Total	$164,948	$263,813	—	$428,761

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

Western Asset Global High Income Fund Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

42	Western Asset Global High Income Fund Inc. 2014 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Global High Income Fund Inc. 2014 Annual Report	43

Notes to financial statements (cont’d)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

44	Western Asset Global High Income Fund Inc. 2014 Annual Report

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase

Western Asset Global High Income Fund Inc. 2014 Annual Report	45

Notes to financial statements (cont’d)

the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

46	Western Asset Global High Income Fund Inc. 2014 Annual Report

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. As of May 31, 2014, the Fund held no unfunded loan commitments.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Western Asset Global High Income Fund Inc. 2014 Annual Report	47

Notes to financial statements (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $114,970. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the

48	Western Asset Global High Income Fund Inc. 2014 Annual Report

Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $172,216 of Federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$172,216	—	$(172,216)
(b)	(4,422,957)	$4,422,957	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management

Western Asset Global High Income Fund Inc. 2014 Annual Report	49

Notes to financial statements (cont’d)

Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2014, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the year ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $270,975.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$213,908,330
Sales	221,347,978

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$43,016,155
Gross unrealized depreciation	(8,957,583)
Net unrealized appreciation	$34,058,572

50	Western Asset Global High Income Fund Inc. 2014 Annual Report

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$29,885,573	0.58%	$36,621,243

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the year ended May 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $174,153.

At May 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD*	$5,451,829
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD*	2,982,904
Deutsche Bank Securities Inc.	0.90%	6/27/2013	TBD*	5,836,554
Deutsche Bank Securities Inc.	0.55%	9/6/2013	TBD*	2,828,406
Deutsche Bank Securities Inc.	0.30%	9/13/2013	TBD*	1,692,306
Deutsche Bank Securities Inc.	0.35%	9/13/2013	TBD*	1,611,914
Deutsche Bank Securities Inc.	0.40%	9/13/2013	TBD*	2,525,673
Deutsche Bank Securities Inc.	0.50%	9/13/2013	TBD*	2,201,979
Deutsche Bank Securities Inc.	0.55%	11/14/2013	TBD*	3,116,125
Deutsche Bank Securities Inc.	0.55%	12/5/2013	TBD*	1,746,691
Deutsche Bank Securities Inc.	0.55%	12/6/2013	TBD*	2,445,368
				$32,439,749

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $39,388,949.

During the year ended May 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2013	9,000,000	$74,700
Options written	9,000,000	39,600
Options closed	—	—
Options exercised	(9,000,000)	(74,700)
Options expired	(9,000,000)	(39,600)
Written options, outstanding as of May 31, 2014	—	—

Western Asset Global High Income Fund Inc. 2014 Annual Report	51

Notes to financial statements (cont’d)

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	341	9/14	$40,808,915	$40,837,414	$(28,499)
U.S. Treasury 10-Year Notes	369	9/14	46,178,816	46,315,265	(136,449)
Net unrealized depreciation on open futures contracts					$(164,948)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	7,463,900	$3,292,758	7/15/14	$345
British Pound	Citibank N.A.	59,000	98,841	8/14/14	(683)
Euro	Barclays Bank PLC	2,400,000	3,271,504	8/14/14	(70,304)
Euro	Citibank N.A.	203,000	276,715	8/14/14	(583)
Mexican Peso	Morgan Stanley & Co.	52,397,085	4,052,428	8/14/14	55,976
					(15,249)
Contracts to Sell:
Brazilian Real	Citibank N.A.	14,927,800	6,585,516	7/15/14	(43,400)
British Pound	Credit Suisse	1,508,000	2,526,305	8/14/14	33,222
British Pound	UBS AG	2,413,971	4,044,051	8/14/14	51,855
Euro	Citibank N.A.	21,002,907	28,629,622	8/14/14	625,432
Euro	Credit Suisse	4,000,753	5,453,533	8/14/14	118,760
Euro	UBS AG	24,007,855	32,725,747	8/14/14	690,956
Polish Zloty	Citibank N.A.	1,746,895	573,167	8/14/14	3,632
					1,480,457
Net unrealized appreciation on open forward foreign currency contracts					$1,465,208

At May 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$15,067,800	6/20/19	5.000% quarterly	$(1,256,484)	$(1,107,641)	$(148,843)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an

52	Western Asset Global High Income Fund Inc. 2014 Annual Report

expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,580,178

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$164,948	—	—	$164,948
Forward foreign currency contracts	—	$114,970	—	114,970
Centrally cleared swap contracts[3]	—	—	$148,843	148,843
Total	$164,948	$114,970	$148,843	$428,761

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(105,300)	$(105,300)
Written options	—	—	39,600	39,600
Futures contracts	$(1,197,273)	—	—	(1,197,273)
Swap contracts	—	—	(1,191,435)	(1,191,435)
Forward foreign currency contracts[2]	—	$(4,152,157)	—	(4,152,157)
Total	$(1,197,273)	$(4,152,157)	$(1,257,135)	$(6,606,565)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2014 Annual Report	53

Notes to financial statements (cont’d)

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$35,351	$35,351
Futures contracts	$(164,948)	—	—	(164,948)
Swap contracts	—	—	724,526	724,526
Forward foreign currency contracts[1]	—	$1,190,294	—	1,190,294
Total	$(164,948)	$1,190,294	$759,877	$1,785,223

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$7,741
Written options†	10,539
Futures contracts (to buy)†	870,649
Futures contracts (to sell)	29,872,968
Forward foreign currency contracts (to buy)	8,886,020
Forward foreign currency contracts (to sell)	69,489,884

Average Notional Balance
Credit default swap contracts (to buy protection)	$9,618,731

†	At May 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$59,008	—	$59,008
Forward foreign currency contracts	1,580,178	—	1,580,178
Total	$1,639,186	—	$1,639,186

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Centrally cleared swap contracts[2]	$18,981	$(18,981)	—
Forward foreign currency contracts	114,970	—	$114,970
Total	$133,951	$(18,981)	$114,970

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

54	Western Asset Global High Income Fund Inc. 2014 Annual Report

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Interest expense related to the loan for the year ended May 31, 2014 was $962,947. For the year ended May 31, 2014, the Fund did not incur a commitment fee. At May 31, 2014, the Fund had $90,000,000 of borrowings outstanding per this credit agreement. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Co. For the year ended May 31, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $99,863,014 and the weighted average interest rate was 0.96%.

6. Distributions subsequent to May 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
6/20/14	6/27/14	$0.09625
7/18/14	7/25/14	$0.09625
8/22/14	8/29/14	$0.09625

7. Capital shares

On October 22, 2003, the Fund‘s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$35,866,503	$35,747,410

Western Asset Global High Income Fund Inc. 2014 Annual Report	55

Notes to financial statements (cont’d)

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$6,569,900
Deferred capital losses*	(3,450,859)
Capital loss carryforward**	(56,068,380)
Other book/tax temporary differences(a)	(1,497,616)
Unrealized appreciation (depreciation)(b)	35,214,872
Total accumulated earnings (losses) — net	$(19,232,083)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of May 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

56	Western Asset Global High Income Fund Inc. 2014 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc. (the “Fund”), including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2014, the results of its operations for the year then ended, its changes in net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 23, 2014

Western Asset Global High Income Fund Inc. 2014 Annual Report	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

58	Western Asset Global High Income Fund Inc.

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Western Asset Global High Income Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Jeswald W. Salacuse[2]
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Visiting Professor of Law, Harvard University Law School (January 2014 to June 2014); Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

60	Western Asset Global High Income Fund Inc.

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

62	Western Asset Global High Income Fund Inc.

Additional Officers cont’d

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010);

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	63

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

64	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	65

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such

66	Western Asset Global High Income Fund Inc.

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	67

Western Asset

Global High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010005 7/14 SR14-2251

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,050 in 2013 and $70,050 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,500 in 2013 and $3,800 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective July 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	103 242 678	$185.3 billion $92.3 billion $179.1 billion	None 9 55	None $1.5 billion $17.0 billion

Keith J. Gardner‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	27 26 151	$25.9 billion $12.2 billion $37.1 billion	None 1 19	None $142 million $7.8 billion

Michael C. Buchanan ‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	40 58 186	$35.1 billion $33.2 billion $49.0 billion	None 4 20	None $755 million $7.8 billion

Chia-Liang Lian‡*	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	1 9 20	$20 million $1.4 billion $3.3 billion	None None 7	None None $1.5 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	8 1 None	$3.4 billion $515 million None	None None None	None None None

Ryan Brist ‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	9 15 44	$1.5 billion $12.3 billion $17.8 billion	None None 2	None None $457 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

*	Mr. Lian will join the Fund’s portfolio management team on July 31, 2014.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Keith J. Gardner	A
Michael C. Buchanan Ryan K. Brist	A A
Christopher F. Kilpatrick Chia- Liang Lian*	C A

*	Mr. Lian will join the Fund’s portfolio management team on July 31, 2014.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G : over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2014